Exhibit 99.1

IPC HOLDINGS ANNOUNCES IMPROVED DEAL

WITH MAX CAPITAL GROUP

IPC Shareholders To Receive $2.50 Per Share In Cash Dividends

In Connection With Max Deal

IPC Board Urges Shareholders To Vote For All Proposals Related To The Amalgamation

At June 12 Meeting

HAMILTON, Bermuda – June 4, 2009 – IPC Holdings, Ltd. (NASDAQ: IPCR; BSX: IPCR BH) announced today that, with the consent of Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH), IPC will pay two special cash dividends that will deliver $2.50 per share in cash to IPC shareholders if the IPC/Max deal closes.

IPC’s Board of Directors has declared a cash dividend of $1.50 per share to be paid to IPC shareholders of record as of June 15, 2009, which will be prior to the IPC/Max closing. In addition, IPC’s Board has declared an additional cash dividend of $1.00 per share payable to the combined company’s shareholders of record after the IPC/Max closing. Payment of both cash dividends is conditioned upon the IPC/Max closing.

Kenneth L. Hammond, Chairman of IPC said, “The superior transaction with Max now provides an incremental $2.50 per share in cash. We have said consistently that an IPC/Max combination provides significant diversification benefits that allow us to unlock excess capital. With today’s announcement, the IPC/Max deal provides substantial additional and immediate value for IPC shareholders, and with all regulatory approvals and lender consents in hand, the IPC/Max deal is certain and can close shortly after our shareholder meeting.

“In contrast, Validus’s offer is at a significant discount to book value, does not provide diversification benefits and has substantial risk and uncertainty regarding viability and timing. If the Max transaction were to be rejected, IPC shareholders would lose the value creation potential of an IPC/Max combination and the generation of immediate cash dividends. Furthermore, the IPC Board believes it will not be possible to consummate a transaction with Validus, or with any other party, until well into the 2009 hurricane season. Moreover, if there were a large weather event, the value and certainty of any deal would be in serious question.”

“We continue to receive strong investor support and third party validation for the IPC-Max transaction,” said W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max. “But, in order to ensure a successful completion, as well as deploy some of the excess capital created via this amalgamation, we have agreed to revise the merger terms in order to provide cash components to both the IPC and combined company shareholders and also to increase the absolute value of the transaction to IPC shareholders. We believe that these additional benefits, combined with the powerful strategic rationale and value creation potential that will accrue to all shareholders of the combined company, provide compelling value to both sets of shareholders. The merger of IPC/Max is attractive from a ratings standpoint in that the combination of Max’s long-tail portfolio with IPC’s short-tail portfolio is very capital efficient. Post dividend, the combined company will still have a significant portion of the excess capital freed up by this deal for business growth and further capital management.”

Mr. Hammond continued, “Our annual general meeting of shareholders is just days away. IPC shareholders can begin enjoying the benefits of this transaction – in cash – in very short order if the amalgamation is approved. We now have an enhanced offer for our shareholders and again urge all IPC shareholders to vote the white proxy card for all the proposals associated with the merger.”

A proxy supplement describing the amendments to the amalgamation agreement will be mailed to IPC shareholders. The date of IPC’s annual general meeting of shareholders, at which shareholders will be asked to approve proposals related to the amalgamation agreement, remains unchanged at June 12, 2009. IPC shareholders should note that all proxies in favor of the chairman of the annual general meeting executed prior to the date of the proxy supplement will be voted in accordance with the instructions contained in such proxies. Any IPC shareholder who executed a proxy in favor of the IPC chairman prior to such date and who now wishes to change those instructions should follow the guidance set out in the proxy supplement.

IPC shareholders who have tendered their shares to Validus are encouraged to withdraw them. For assistance in withdrawing IPC shares tendered, shareholders should contact their broker or IPC’s information agent, Innisfree M&A at (877) 825-8621.

You can find more information about the annual general meeting of shareholders and the Max amalgamation at our website: www.ipcre.com. Please register at the site so that you will be apprised of any developments.

About IPC Holdings, Ltd.

IPC Holdings, Ltd., through its wholly-owned subsidiary IPCRe Limited, provides property catastrophe reinsurance and, to a limited extent, aviation, property-per-risk excess and other short-tail reinsurance on a worldwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This press release includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the definitive joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K ,

Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this press release should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the definitive joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this press release.

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:

This press release relates to a proposed business combination between IPC and Max. On May 7, 2009, IPC and Max filed with the SEC a definitive joint proxy statement/prospectus, which was first mailed to shareholders of IPC and Max on May 7, 2009. This press release is not a substitute for the definitive joint proxy statement/prospectus that IPC has filed with the SEC or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC AS THEY BECOME

AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.

Information about IPC’s directors and executive officers is available in the definitive joint proxy statement/prospectus filed with the SEC on May 7, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form 10-K, filed with the SEC on April 1, 2009.

Contacts:

Media

The Abernathy MacGregor Group

Chuck Burgess, Mike Pascale or Allyson Morris

+1-212-371-5999

Investors

Innisfree M&A Inc.

Arthur Crozier

+1-212-750-5833